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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08007
  LEVCO SERIES TRUST
--------------------------------------------------------------------------------
                          (Exact name of registrant as specified in charter)

One Rockefeller Plaza, 25th Floor, New York, NY 10020
--------------------------------------------------------------------------------
     (Address of principal executive offices)                        (Zip code)

LEVCO Series Trust, ONE ROCKEFELLER PLAZA, 25TH FLOOR, NEW YORK, NY 10020
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 332-8400

Date of fiscal year end: DECEMBER 31

Date of reporting period: DECEMBER 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

                                 ANNUAL REPORT
                               DECEMBER 31, 2004

                            LEVCO EQUITY VALUE FUND
                        (a series of LEVCO Series Trust)
                             One Rockefeller Plaza
                            New York, New York 10020

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

Dear Shareholder,

We are pleased to report to you that Class A shares of the Levco Equity Value Fund gained 13.76% for the one-year period ended December 31, 2004. This performance outpaced the advance of the broader stock market as measured by the Standard & Poor's 500(R) Index(1) ("S&P 500(R) Index"), which returned 10.87% over the same period. While the Fund is not managed to track the returns of the Russell 1000 Value(R) Index(2), we use it as an additional benchmark because it is reflective of our value oriented investment style. For the year, the Russell 1000 Value(R) Index advanced 16.49%.

We hope the following discussion will shed light on the Fund's recent performance and give you insight into our management strategy.

MARKET & ECONOMIC REVIEW

Overall, the equity markets delivered another year of strong performance, albeit with periods of sluggishness and uncertainty. The year began well, as the equity markets carried on the rally that occurred at the end of 2003. Investor sentiment early in 2004 was buoyed by better-than-expected results for the preceding year. High quality names remained steady and, in some cases, made modest advances amid stronger performance results by the more aggressive segments of the market (i.e., lower quality, smaller capitalization and speculative issues). However, towards the end of the first quarter of 2004, a series of events caused the markets to pull back. The bombings in Spain renewed fears of possible terrorist strikes, apprehension over the escalating violence in Iraq, growing concerns over rising energy and commodity prices and ambiguous economic news did much to dampen investors' enthusiasm. Even though the market did recover at the closing days of the quarter, these uncertainties helped to cause the market to languish throughout much of the second and third quarters.

The spring and summer months saw a decline in the overall equity market as investors faced contradictory economic indicators, a heated U.S. presidential election race and instability in Iraq, Afghanistan and other areas around the world. Economic growth seemed to have slowed, despite a historically low interest rate environment and aggressive tax cuts, and the positive momentum that carried the markets in the early weeks of the year dissipated. Added to this mix was the concern over the continual rising price of oil and fear of inflation. The Federal Reserve Board (the "Fed") acknowledged these potential problems by cautiously adopting a tighter monetary policy; three successive 0.25% rate hikes brought the Fed Funds rate up to 1.75% over the course of the summer. Hesitant about the direction of the economy, investors were discriminating and, as a result, equities generally lacked clear direction with no particular sector or market segment exhibiting strong leadership. Only towards the end of the third quarter did the markets experience a rebound, which was due, in part, to lessened anxieties after the Democratic and Republican conventions and the Olympic games occurred without incident.

The fourth quarter began with the price of oil hitting record levels and the equity markets experiencing pressure as investors anxiously awaited the outcome of the U.S. presidential election. However, the re-election of President Bush combined with a pullback in oil and other commodity prices helped to spark a strong, broad-based rally in the equity markets that carried into December, helping many indices finish the year with low to mid double-digit returns. The Fed continued to raise short-term interest rates in its attempt to control the threat of inflation; however, long-term interest rates remained relatively stable throughout the quarter. Fiscal and monetary policy changes, inconsistent employment growth, signs of slowing economic growth and the weakening dollar remain among the variety of topics for careful consideration. Yet, while many economic and political uncertainties continue to dominate the news, investors seem increasingly willing (at least at present) to look beyond the

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

potentially negative elements to focus on the more positive aspects of the current investment environment.

As in 2003, smaller cap stocks again outperformed larger caps stocks, with the Russell 2000(R) Index(3) surpassing the Russell 1000(R)Index(4) by a large margin in 2004. Thus, while large cap portfolios such as ours benefited from the overall rise in the equity market, throughout much of the year the tailwind in this segment of the market was not as strong as in other areas. In this context, we are generally pleased with our results, particularly in relation to the risk we have taken, and we see significant potential should larger cap stocks assume market leadership.

FUND REVIEW

We are pleased to report that the Fund advanced significantly in the second half of 2004, ending the year with solid returns. For the six-month period ending December 31, 2004, the Class A shares of the Levco Equity Value Fund returned 9.81%, outperforming the 7.19% return of the S&P 500(R) Index, yet trailing the 12.08% return of the Russell 1000 Value(R) Index.

Among the top contributors to performance during the six-month period ended December 31, 2004 were Home Depot, which demonstrated the positive results of its cost-cutting initiatives with strong numbers, solid cash flow and further catalysts for future growth, and Bank of America, which gained greatly due to the acquisition of FleetBoston, strength in its asset liability management business, and growth in its consumer loan and deposit businesses. Our holdings in the utilities sector, including Entergy and PG&E, performed well during this period due to the general stability of long-term interest rates, which defied the expectations of many investors by failing to rise significantly during the year. Textron and General Electric also contributed significantly to the Fund, as both companies benefited from the overall recovery in the industrial sector over the past year as well as from continued improvements in free cash flow generation and reduction in debt levels. Our holdings in the integrated oils sector, led by Exxon Mobil, also contributed strongly to performance, as these firms profited from the sharp rise in oil prices throughout much of the six-month period.

While almost every sector contributed positively to the Fund's performance during the period, a small number of individual holdings had a negative impact. Pfizer had the greatest overall effect on the Fund, as concerns developed over a range of arthritis medications in the wake of Merck & Co., Inc.'s withdrawal of the prescription drug, Vioxx. Another negative contributor within the health care sector (although to a lesser extent) was AmerisourceBergen, a distributor of pharmaceutical drugs, which suffered due to a quarterly earnings miss. Coca-Cola came under pressure following an announcement of lower-than-expected quarterly earnings combined with slower-than-expected growth in Europe and Asia, and American International Group (AIG) declined in connection with legal/regulatory issues resulting from investigations of insurance industry practices. Finally, Clear Channel Communications performed poorly due to ongoing weakness in the broadcasting segment and lackluster advertising revenues.(+)

CONCLUSION

As we enter 2005, we see a range of potential outcomes for equity investors. There are a number of signs that the economy will continue to grow, albeit at a slower pace than in 2004. Certainly the potential for increasing merger and acquisition activity could add momentum to the market, as companies flex their financial muscles and make important strategic acquisitions in the period ahead. Conversely, after two consecutive years of strong returns, one could make a case that certain valuations are extended; however, since growth in earnings and free cash flow have generally outpaced the market advance, we still see value in select areas.

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

Given this investment environment, we anticipate that there will be many opportunities, as well as many potential risks. We believe that careful stock selection and portfolio construction, based on the thoughtful consideration of many variables, will be essential elements to achieving good results. We continue to seek companies with strong business franchises, balance sheets and free cash flow. We remain most interested in equities offering significant potential relative to risk, particularly where we believe we have a unique, often out-of-consensus opinion and where we believe we see specific catalysts to value realization. We believe that our organization is well positioned for these efforts.

We thank you for your investment in the Levco Equity Value Fund, and we look forward to continuing to work with you in the future.

/s/ John A. Levin
John A. Levin
Chairman and Chief Executive Officer
John A. Levin & Co., Inc.

/s/ Philip W. Friedman
Philip W. Friedman
Senior Portfolio Manager
John A. Levin & Co., Inc.

/s/ John (Jack) W. Murphy
John (Jack) W. Murphy
Senior Portfolio Manager
John A. Levin & Co., Inc.

--------------------------------------------------------------------------------

The information in the shareholder letter represents the personal opinions of the individual portfolio manager(s) and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund's holdings, the Fund's performance and the views of the portfolio manager(s) are as of December 31, 2004, and are subject to change.

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

(1) The Standard & Poor's 500(R) Index ("S&P 500(R) Index") consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value weighted index (stock price times shares outstanding) with each stock affecting the index in proportion to its market value. Construction of the S&P 500(R) Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small market capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

(2) The Russell 1000 Value(R) Index measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

(3) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.

(4) The Russell 1000(R) Index measures performance of 1,000 largest companies found in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.

(+) The following securities referred to in the letter were no longer held in the Fund as of December 31, 2004: AmerisourceBergen and Clear Channel Communications. Additional information about other securities referred to in the letter can be found in the Schedule of Portfolio Investments. Portfolio subject to change.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. Performance information reflects waivers of expenses and/or fees. Investment return and value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. THESE RETURNS DO NOT TAKE INTO ACCOUNT THE FEES AND EXPENSES OF VARIABLE ANNUITY/LIFE CONTRACTS OR QUALIFIED PLANS.

Class I shares are available only to qualified pension and retirement plans ("Qualified Plans"). Class A shares of the Fund are available only to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges and fees and expenses for these benefits are not reflected in this report or in the Fund's performance since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding its costs and benefits.

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

                               SECTOR WEIGHTINGS*
                      AS OF DECEMBER 31, 2004 (UNAUDITED)

PIE CHART

                       MATERIALS                                                                        SHORT-
PRODUCER                   &          CONSUMER                                  OTHER     INTEGRATED      TERM
DURABLES               PROCESSING   DISCRETIONARY   HEALTHCARE    OTHER         ENERGY       OILS      INVESTMENTS   TECHNOLOGY
--------               ----------   -------------   ----------    -----         ------    ----------   -----------   ----------
6.5%                      4.4%         12.4%           4.6%        9.2%          2.1%       8.6%         1.2%          9.7%

                                                                    OTHER
                                                                   ASSETS
                                                                       IN
                                                                   EXCESS
                       CONSUMER                     FINANCIAL         OF
                       STAPLES      UTILITIES       SERVICES      LIABILITIES
                       --------     ---------       ---------     -----------
                         9.5%          6.6%           24.5%        0.7%

---------------

 *Percentages based on net assets. Portfolio subject to change.

                            LEVCO EQUITY VALUE FUND

                TOP TEN EQUITY HOLDINGS* AS OF DECEMBER 31, 2004
--------------------------------------------------------------------------------

CITIGROUP, INC. (3.9%)

Citigroup is a diversified financial services holding company that provides a broad range of financial services to consumer and corporate customers around the world. The company's services include investment banking, retail brokerage, corporate banking and cash management products and services.

BANK OF AMERICA CORP. (3.9%)

Bank of America is a bank and financial holding company. The company provides a diversified range of banking and non-banking financial services and products both domestically and internationally. The company provides consumer and commercial banking, asset management, global corporate and investment banking, and equity investments.

GENERAL ELECTRIC CO. (3.2%)

General Electric develops, manufactures and markets products for the generation, distribution, and utilization of electricity. Through General Electric Capital Services, Inc., the company offers a variety of financial services including mutual fund management, financing, asset management and insurance; it also owns the National Broadcasting Company (NBC).

EXXON MOBIL CORP. (2.7%)

Exxon Mobil operates petroleum and petrochemicals businesses on a worldwide basis. The company's operations include exploration and production of oil and gas, electric power generation, and coal and minerals operations. Exxon Mobil also manufactures and markets fuels, lubricants and chemicals.

BANK OF NEW YORK CO., INC. (2.6%)

The Bank of New York, through its subsidiaries, provides a complete range of financial and securities services to financial institutions, corporations and individuals worldwide. The company's services include securities servicing, global payment services, corporate banking, private and retail banking, asset management and financial market services.

J.P. MORGAN CHASE & CO. (2.6%)

J.P. Morgan Chase & Co. is a holding company with operations in more than 50 countries. The firm engages in activities such as investment banking, financial services for consumers and businesses, financial transaction processing, asset and wealth management and private equity.

NEWS CORP. (2.4%)

News Corp. is a diversified international media and entertainment company with operations in a range of industry segments, including filmed entertainment, television, cable network programming, direct broadcast satellite television, magazines and inserts, newspapers and book publishing. The activities of News Corp. are conducted principally in the United States, Continental Europe, the United Kingdom, Australia, Asia and the Pacific Basin.

MICROSOFT CORP. (2.2%)

Microsoft develops, manufactures, licenses, sells and supports software products. The company offers operating system software, server application software, business and consumer applications software, software development tools and Internet and intranet software. Microsoft also develops the MSN network of Internet products and services.

TYCO INTERNATIONAL, LTD. (2.2%)

Tyco is a diversified manufacturing and service company that, through its subsidiaries, designs, manufactures, installs, monitors and services electronic security and fire protection systems; designs, manufactures and distributes electrical and

                            LEVCO EQUITY VALUE FUND

--------------------------------------------------------------------------------

electronic components; designs, manufactures and distributes medical devices and supplies, imaging agents, pharmaceuticals and adult incontinence and infant care products; designs, manufactures distributes and services engineered products, including industrial valves and controls; designs, manufactures and distributes plastic products, adhesives and films.

BP P.L.C. (2.1%)

BP is an oil company with four main businesses: Exploration and Production includes oil and natural gas exploration and field development and production, together with pipeline transportation and natural gas processing. Gas, Power and Renewables activities include marketing and trading of natural gas, natural gas liquid, new market development, liquefied natural gas and solar renewables. The activities of Refining and Marketing include oil supply and trading.

---------------

 *Percentage of net assets. Portfolio is subject to change.

                            LEVCO EQUITY VALUE FUND

                       PERFORMANCE COMPARISON (UNAUDITED)
--------------------------------------------------------------------------------

The graph below compares a hypothetical $10,000 investment in Class A shares of the Levco Equity Value Fund made at its inception with a similar investment in the Russell 1000 Value(R) Index and the Standard & Poor's 500(R) Index.


                         GROWTH OF A $10,000 INVESTMENT

                                                 LEVCO EQUITY VALUE FUND
                                                     -CLASS A SHARES       RUSSELL 1000 VALUE(R) INDEX      S&P 500(R) INDEX
                                                 -----------------------   ---------------------------      ----------------
04-Aug-97                                               10000.00                    10000.00                    10000.00
                                                         9950.00                     9644.00                     9440.00
                                                        10095.00                    10227.00                     9957.00
                                                         9784.00                     9941.00                     9625.00
                                                         9884.00                    10380.00                    10070.00
Dec-97                                                  10080.00                    10683.00                    10243.00
                                                        10271.00                    10532.00                    10356.00
                                                        10855.00                    11241.00                    11102.00
                                                        11223.00                    11929.00                    11671.00
                                                        11314.00                    12008.00                    11788.00
                                                        11112.00                    11831.00                    11586.00
                                                        11024.00                    11982.00                    12056.00
                                                        10720.00                    11771.00                    11928.00
                                                         9405.00                    10019.00                    10205.00
                                                         9886.00                    10594.00                    10859.00
                                                        10778.00                    11415.00                    11741.00
                                                        11244.00                    11946.00                    12453.00
Dec-98                                                  11691.00                    12353.00                    13170.00
                                                        11764.00                    12452.00                    13720.00
                                                        11555.00                    12276.00                    13294.00
                                                        12126.00                    12530.00                    13826.00
                                                        13058.00                    13700.00                    14361.00
                                                        12901.00                    13550.00                    14023.00
                                                        13436.00                    13943.00                    14800.00
                                                        13058.00                    13535.00                    14338.00
                                                        13048.00                    13033.00                    14268.00
                                                        12618.00                    12577.00                    13877.00
                                                        13038.00                    13301.00                    14755.00
                                                        13175.00                    13197.00                    15055.00
Dec-99                                                  13529.00                    13261.00                    15941.00
                                                        13216.00                    12828.00                    15140.00
                                                        13146.00                    11875.00                    14854.00
                                                        14541.00                    13324.00                    16306.00
                                                        14494.00                    13169.00                    15815.00
                                                        14948.00                    13308.00                    15491.00
                                                        14808.00                    12700.00                    15873.00
                                                        14587.00                    12858.00                    15625.00
                                                        15519.00                    13574.00                    16595.00
                                                        15523.00                    13698.00                    15719.00
                                                        15955.00                    14035.00                    15652.00
                                                        14974.00                    13514.00                    14419.00
Dec-00                                                  15692.00                    14191.00                    14490.00
                                                        16077.00                    14245.00                    15003.00
                                                        15448.00                    13849.00                    13636.00
                                                        14503.00                    13360.00                    12773.00
                                                        15365.00                    14015.00                    13765.00
                                                        15635.00                    14330.00                    13857.00
                                                        14891.00                    14012.00                    13520.00
                                                        14788.00                    13982.00                    13387.00
                                                        14311.00                    13422.00                    12550.00
                                                        13094.00                    12478.00                    11536.00
                                                        13378.00                    12370.00                    11756.00
                                                        14438.00                    13089.00                    12658.00
Dec-01                                                  14861.00                    13398.00                    12769.00
                                                        14241.00                    13294.00                    12583.00
                                                        14268.00                    13316.00                    12340.00
                                                        15010.00                    13946.00                    12804.00
                                                        14228.00                    13467.00                    12028.00
                                                        13810.00                    13535.00                    11940.00
                                                        12367.00                    12758.00                    11090.00
                                                        11059.00                    11572.00                    10225.00
                                                        11234.00                    11659.00                    10292.00
                                                         9751.00                    10363.00                     9175.00
                                                        10465.00                    11131.00                     9982.00
                                                        11207.00                    11832.00                    10569.00
Dec-02                                                  10668.00                    11318.00                     9948.00
                                                        10573.00                    11044.00                     9688.00
                                                        10150.00                    10749.00                     9542.00
                                                        10027.00                    10767.00                     9635.00
                                                        11065.00                    11715.00                    10428.00
                                                        11734.00                    12471.00                    10977.00
                                                        11885.00                    12627.00                    11117.00
                                                        12035.00                    12815.00                    11313.00
                                                        12199.00                    13015.00                    11533.00
                                                        12008.00                    12888.00                    11411.00
                                                        12677.00                    13677.00                    12056.00
                                                        12882.00                    13862.00                    12162.00
Dec-03                                                  13715.00                    14717.00                    12799.00
                                                        13857.00                    14976.00                    13036.00
                                                        14036.00                    15297.00                    13217.00
                                                        13843.00                    15163.00                    13018.00
                                                        13762.00                    14792.00                    12814.00
                                                        13982.00                    14943.00                    12989.00
                                                        14215.00                    15296.00                    13242.00
                                                        13914.00                    15081.00                    12804.00
                                                        14148.00                    15295.00                    12855.00
                                                        14340.00                    15532.00                    12994.00
                                                        14532.00                    15790.00                    13193.00
                                                        15233.00                    16589.00                    13726.00
Dec-04                                                  15612.00                    17144.00                    14193.00

                   --------------------------------------------------------------------------------------
                     AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2004
                   --------------------------------------------------------------------------------------
                                                                                         SINCE INCEPTION*
                                                    1 YEAR              5 YEAR
                   --------------------------------------------------------------------------------------
                     Class A shares                    13.76%               2.89%              6.19%
                   --------------------------------------------------------------------------------------
                     Class I shares                        NA                  NA             10.45%
                   --------------------------------------------------------------------------------------
                     Russell 1000 Value(R) Index       16.49%               5.27%              7.54%
                   --------------------------------------------------------------------------------------
                     Standard & Poor's 500(R)          10.87%              -2.30%              4.83%
                        Index
                   --------------------------------------------------------------------------------------

*INCEPTION DATES FOR THE LEVCO EQUITY VALUE FUND CLASS A SHARES AND CLASS I SHARES WERE 8/4/97 AND 6/17/04, RESPECTIVELY. Index returns are calculated from the nearest month end (7/31/97). Returns since 6/30/04 for the Russell 1000(R) Value Index and the S&P 500(R) Index were 13.42% and 8.08%, respectively. These returns represent a more accurate comparison to the returns of the Class I shares since inception.

Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Adviser at certain times since the Fund's inception.

The Russell 1000 Value(R) Index and the Standard & Poor's 500(R) Index (S&P 500(R)) are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of insurance contract charges, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The Russell 1000 Value(R) Index measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

                            LEVCO EQUITY VALUE FUND

                       PERFORMANCE COMPARISON (UNAUDITED)
--------------------------------------------------------------------------------

The S&P 500(R) Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500(R) Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. Performance information reflects waivers of expenses and/or fees. Investment return and value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. THESE RETURNS DO NOT TAKE INTO ACCOUNT THE FEES AND EXPENSES OF VARIABLE ANNUITY/LIFE CONTRACTS OR QUALIFIED PLANS.

Class I shares are available only to qualified pension and retirement plans ("Qualified Plans"). Class A shares of the Fund are available only to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund's performance since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding its costs and benefits.

                            LEVCO EQUITY VALUE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2004
--------------------------------------------------------------------------------

                         SECURITY
SHARES                  DESCRIPTION                   VALUE
--------------------------------------------------------------
COMMON STOCKS: 98.1%
CONSUMER DISCRETIONARY: 12.4%
  4,200   Avon Products, Inc.                      $   162,540
 13,550   EchoStar Communications Corp.                450,402
  5,700   Federated Department Stores, Inc.            329,403
 13,200   Home Depot, Inc.                             564,168
 11,600   Interpublic Group of Cos., Inc.*             155,440
 14,637   Limited Brands, Inc.                         336,944
 11,050   Newell Rubbermaid, Inc.                      267,300
 42,796   News Corp. (Class A)                         798,572
 33,700   Time Warner, Inc.*                           655,127
 10,650   Viacom, Inc. (Class B)                       387,554
                                                   -----------
                                                     4,107,450
                                                   -----------
CONSUMER STAPLES: 9.5%
  9,200   Altria Group, Inc.                           562,120
  6,400   Coca-Cola Co.                                266,432
  4,900   Colgate-Palmolive Co.                        250,684
  9,900   Diageo p.l.c. (ADR)                          573,012
  7,600   General Mills, Inc.                          377,796
  8,750   PepsiCo, Inc.                                456,750
 12,000   Procter & Gamble Co.                         660,960
                                                   -----------
                                                     3,147,754
                                                   -----------
FINANCIAL SERVICES: 24.5%
  9,550   American International Group, Inc.           627,149
 27,572   Bank of America Corp.                      1,295,607
 25,500   Bank of New York Co., Inc.                   852,209
 27,050   Citigroup, Inc.                            1,303,268
  3,800   Freddie Mac                                  280,060
 21,800   J.P. Morgan Chase & Co.                      850,418
 16,850   MBNA Corp.                                   475,002
  8,700   Morgan Stanley Co.                           483,024
 20,337   U.S. Bancorp                                 636,955
  9,500   Wachovia Corp.                               499,700
  9,050   Wells Fargo & Co.                            562,458
  3,350   XL Capital Ltd.                              260,128
                                                   -----------
                                                     8,125,978
                                                   -----------
HEALTHCARE: 4.6%
  4,600   Johnson & Johnson                            291,732
 22,800   Pfizer, Inc.                                 613,092
  1,100   Wellpoint, Inc.*                             126,500
 11,850   Wyeth                                        504,692
                                                   -----------
                                                     1,536,016
                                                   -----------

                         SECURITY
SHARES                  DESCRIPTION                   VALUE
--------------------------------------------------------------
INTEGRATED OILS: 8.6%
 11,800   BP p.l.c. (ADR)                          $   689,120
 11,700   ChevronTexaco Corp.                          614,367
 17,400   Exxon Mobil Corp.                            891,924
 15,000   Unocal Corp.                                 648,600
                                                   -----------
                                                     2,844,011
                                                   -----------
MATERIALS & PROCESSING: 4.4%
  5,300   Alcan, Inc.                                  259,912
 13,900   Dow Chemical Co.                             688,189
  4,000   International Paper Co.                      168,000
  5,100   PPG Industries, Inc.                         347,616
                                                   -----------
                                                     1,463,717
                                                   -----------
OTHER: 9.2%
 29,250   General Electric Co.                       1,067,625
 11,050   Honeywell International, Inc.                391,281
  3,300   ITT Industries, Inc.                         278,685
  8,100   Textron, Inc.                                597,780
 19,950   Tyco International Ltd.                      713,013
                                                   -----------
                                                     3,048,384
                                                   -----------
OTHER ENERGY: 2.1%
  7,200   Cooper Cameron Corp.*                        387,432
 19,550   Williams Cos., Inc.                          318,470
                                                   -----------
                                                       705,902
                                                   -----------
PRODUCER DURABLES: 6.5%
  4,100   Agilent Technologies, Inc.*                   98,810
  6,250   Emerson Electric Corp.                       438,125
  7,150   Lockheed Martin Corp.                        397,183
  7,500   Northrop Grumman Corp.                       407,700
 11,800   Thermo Electron Corp.*                       356,242
  4,300   United Technologies Corp.                    444,405
                                                   -----------
                                                     2,142,465
                                                   -----------
TECHNOLOGY: 9.7%
 23,900   Accenture Ltd.*                              645,300
 15,500   Cisco Systems, Inc.*                         299,150
 17,600   Hewlett-Packard Co.                          369,072
  4,200   International Business Machines Corp.        414,036
 23,482   Koninklijke Philips Electronics NV
            (ADR)                                      622,273
 26,800   Microsoft Corp.                              715,828
  5,500   Texas Instruments, Inc.                      135,410
                                                   -----------
                                                     3,201,069
                                                   -----------

                       See Notes to Financial Statements

                            LEVCO EQUITY VALUE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                         DECEMBER 31, 2004 (CONTINUED)
--------------------------------------------------------------------------------

                         SECURITY
SHARES                  DESCRIPTION                   VALUE
--------------------------------------------------------------
UTILITIES: 6.6%
  8,750   Entergy Corp.                            $   591,413
 18,750   PG&E Corp.*                                  624,000
 20,500   SBC Communications, Inc.                     528,285
 10,900   Verizon Communications, Inc.                 441,559
                                                   -----------
                                                     2,185,257
                                                   -----------
TOTAL COMMON STOCKS                                 32,508,003
                                                   -----------

SHORT-TERM INVESTMENTS: 1.2%
405,327   BBH Grand Cayman, 1.26%                      405,327
                                                   -----------
TOTAL SHORT-TERM INVESTMENTS                           405,327
                                                   -----------
TOTAL INVESTMENTS (COST $29,910,310) (A) -- 99.3%
                                                    32,913,330
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.7%          235,898
                                                   -----------
NET ASSETS -- 100.0%                               $33,149,228
                                                   ===========

---------------

 *  Non-income producing security

ADR -- American Depositary Receipt

(a) Represents cost for financial reporting purposes. See Note 3 for tax cost and tax basis on unrealized appreciation of securities.

                       See Notes to Financial Statements

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

ASSETS:
  Investments, at value (cost $29,910,310 ) (Note 1)........   $32,913,330
  Interest and dividends receivable.........................        50,661
  Receivable for investments sold...........................       226,858
  Receivable from adviser...................................       188,782
  Prepaid expenses and other assets.........................         6,316
                                                               -----------
    Total Assets............................................    33,385,947
                                                               -----------
LIABILITIES:
  Payable for investments purchased.........................       139,619
  Accrued expenses and other payables:
    Investment advisory fees................................        50,573
    Fund accounting, transfer agent and administration
     fees...................................................           792
    Sub-transfer agent fees -- Class I Shares...............            24
    Other...................................................        45,711
                                                               -----------
      Total Liabilities.....................................       236,719
                                                               -----------
NET ASSETS:
  Paid-in capital...........................................    30,039,363
  Accumulated net investment income.........................        19,969
  Accumulated net realized gains from investment
    transactions............................................        86,876
  Unrealized appreciation on investments....................     3,003,020
                                                               -----------
    Net Assets..............................................   $33,149,228
                                                               ===========
NET ASSETS:
  Class A Shares............................................   $28,761,361
  Class I Shares............................................     4,387,867
                                                               -----------
                                                               $33,149,228
                                                               ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING
  (UNLIMITED NUMBER OF SHARES AUTHORIZED, PAR VALUE OF
  $0.001):
  Class A Shares............................................     2,559,793
  Class I Shares............................................       390,324
                                                               -----------
                                                                 2,950,117
                                                               ===========
NET ASSET VALUE -- REDEMPTION AND OFFERING PRICE PER SHARE:
  Class A Shares............................................   $     11.24
                                                               ===========
  Class I Shares............................................   $     11.24
                                                               ===========

                       See Notes to Financial Statements

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME (NOTE 1):
  Dividend income...........................................              $  766,701
  Interest income...........................................                   2,732
                                                                          ----------
    Total Income............................................                 769,433
                                                                          ----------
EXPENSES:
  Investment advisory fees (Note 2).........................  $ 215,902
  Fund accounting, transfer agent and administrative fees
    (Note 2)................................................     80,456
  Sub-transfer agent fee -- Class I Shares*.................         46
  Professional fees.........................................    188,901
  Custodian fees............................................     35,304
  Insurance expense.........................................     40,500
  Trustees' fees............................................     37,694
  Other expenses............................................     29,796
                                                              ---------
    Total expenses..........................................    628,599
    Less: Reimbursement from Adviser........................   (276,576)
                                                              ---------
    Net Expenses............................................                 352,023
                                                                          ----------
Net Investment Income.......................................                 417,410
                                                                          ----------
REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized gains from investment transactions...........               4,518,515
  Change in unrealized appreciation/depreciation of
    investments.............................................                (707,729)
                                                                          ----------
  Net realized and unrealized gains on investments..........               3,810,786
                                                                          ----------
Change in net assets resulting from operations..............              $4,228,196
                                                                          ==========

---------------

* Represents the period from June 17, 2004 (date of commencement of operations) to December 31, 2004 for Class I Shares.

                       See Notes to Financial Statements

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   FOR THE              FOR THE
                                                                  YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 2004    DECEMBER 31, 2003
                                                              ------------------   ------------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.....................................     $   417,410          $   191,557
  Realized gains (losses) from investment transactions......       4,518,515           (3,046,943)
  Change in unrealized appreciation/depreciation of
    investments.............................................        (707,729)           8,293,476
                                                                 -----------          -----------
  Change in net assets resulting from operations............       4,228,196            5,438,090
                                                                 -----------          -----------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income................................        (465,834)            (161,642)
  From net realized gains...................................              --              (69,275)
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:*
  From net investment income................................         (52,447)                  --
                                                                 -----------          -----------
Change in net assets from shareholder distributions.........        (518,281)            (230,917)
                                                                 -----------          -----------
Change in net assets from capital transactions..............      (1,323,644)           7,277,876
                                                                 -----------          -----------
Change in net assets........................................       2,386,271           12,485,049
NET ASSETS:
  Beginning of period.......................................      30,762,957           18,277,908
                                                                 -----------          -----------
  End of period.............................................     $33,149,228          $30,762,957
                                                                 ===========          ===========
Undistributed net investment income.........................     $    19,969          $   120,840
                                                                 ===========          ===========

---------------

* Represents the period from June 17, 2004 (date of commencement of operations) to December 31, 2004 for Class I Shares.

                       See Notes to Financial Statements

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED -- CAPITAL TRANSACTIONS

                                                                   FOR THE              FOR THE
                                                                  YEAR ENDED           YEAR ENDED
                                                              DECEMBER 31, 2004    DECEMBER 31, 2003
                                                              ------------------   ------------------
CAPITAL TRANSACTIONS:
Class A Shares
  Proceeds from shares issued...............................     $ 8,316,383          $ 8,679,318
  Dividends reinvested......................................         465,834              230,917
  Cost of shares redeemed...................................     (14,133,722)          (1,632,359)
                                                                 -----------          -----------
    Total Class A shares....................................      (5,351,505)           7,277,876
                                                                 -----------          -----------
Class I Shares*
  Proceeds from shares issued...............................       3,979,483                   --
  Dividends reinvested......................................          52,447                   --
  Cost of shares redeemed...................................          (4,069)                  --
                                                                 -----------          -----------
    Total Class I shares....................................       4,027,861                   --
                                                                 -----------          -----------
Net increase (decrease) from capital transactions...........     $(1,323,644)         $ 7,277,876
                                                                 ===========          ===========
SHARE TRANSACTIONS:
Class A Shares
  Issued....................................................         810,262              911,181
  Reinvested................................................          42,802               29,834
  Redeemed..................................................      (1,357,498)            (186,638)
                                                                 -----------          -----------
    Total Class A shares....................................        (504,434)             754,377
                                                                 -----------          -----------
Class I Shares*
  Issued....................................................         386,040                   --
  Reinvested................................................           4,683                   --
  Redeemed..................................................            (399)                  --
                                                                 -----------          -----------
    Total Class I shares....................................         390,324                   --
                                                                 -----------          -----------
Net increase (decrease) from share transactions.............        (114,110)             754,377
                                                                 ===========          ===========

---------------

* Represents the period from June 17, 2004 (date of commencement of operations) to December 31, 2004 for Class I Shares.

                       See Notes to Financial Statements

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                              -------------------------------------------------------
                                                               2004        2003        2002        2001        2000
                                                              -------     -------     -------     -------     -------
CLASS A SHARES
Net Asset Value, Beginning of Period........................  $ 10.04     $  7.91     $ 11.03     $ 12.22     $ 11.65
                                                              -------     -------     -------     -------     -------
Investment Activities:
  Net investment income.....................................     0.13*       0.06        0.07        0.09        0.10
  Net realized and unrealized gains (losses)................     1.25        2.17       (3.19)      (0.74)       1.76
                                                              -------     -------     -------     -------     -------
    Total from Investment Activities........................     1.38        2.23       (3.12)      (0.65)       1.86
                                                              -------     -------     -------     -------     -------
Distributions:
  Net investment income.....................................    (0.18)      (0.07)      (0.01)      (0.09)      (0.10)
  Net realized gains........................................       --       (0.03)         --       (0.45)      (1.18)
  In excess of net realized gains...........................       --          --          --          --       (0.01)
                                                              -------     -------     -------     -------     -------
    Total Distributions.....................................    (0.18)      (0.10)      (0.01)      (0.54)      (1.29)
                                                              -------     -------     -------     -------     -------
Capital Contributions.......................................       --          --        0.01(a)       --          --
                                                              -------     -------     -------     -------     -------
Net Asset Value, End of Period..............................  $ 11.24     $ 10.04     $  7.91     $ 11.03     $ 12.22
                                                              =======     =======     =======     =======     =======
Total Return................................................    13.76%      28.57%     (28.22)%     (5.30)%     15.99%
---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period ('000s).......................  $28,761     $30,763     $18,278     $24,227     $33,380
  Ratio of net expenses to average net assets...............     1.10%       1.10%       1.27%(a)    1.10%       1.10%
  Ratio of net investment income to average net assets......     1.28%       0.96%       0.73%(a)    0.73%       0.78%
  Ratio of expenses to average net assets(+)................     1.93%       2.22%       1.83%(a)    1.53%       1.37%
  Portfolio turnover(++)....................................      108%         95%         50%         44%         64%

---------------

 *  Average shares method used in calculation.
 (+) During various periods, certain fees were reduced. The ratios shown do not include these fee reductions.
(++) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a) The Advisor contributed capital to the Fund for estimated income tax expenses incurred by the Fund. The expense ratios and net investment income ratio were increased by 0.17% and decreased by 0.17%, respectively. As a result of the Adviser's capital contribution, there was no impact to the Fund's net assets or total return for 2002. The amount by which the net expense ratio of 1.27% exceeds the expense limitation of 1.10% relates to the estimated income tax expense which has been absorbed by the Adviser through the capital contribution.

                       See Notes to Financial Statements

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
(FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                    FOR THE
                                                                  PERIOD ENDED
                                                              DECEMBER 31, 2004(A)
                                                              --------------------
CLASS I SHARES
Net Asset Value, Beginning of Period........................         $10.30
                                                                     ------
Investment Activities:
  Net investment income.....................................           0.10*
  Net realized and unrealized gains.........................           0.98
                                                                     ------
    Total from Investment Activities........................           1.08
                                                                     ------
Distributions:
  Net investment income.....................................          (0.14)
                                                                     ------
    Total Distributions.....................................          (0.14)
                                                                     ------
Net Asset Value, End of Period..............................         $11.24
                                                                     ======
Total Return................................................          10.45%(b)
----------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net Assets at end of period ('000s).......................         $4,388
  Ratio of net expenses to average net assets...............           1.10%(c)
  Ratio of net investment income to average net assets......           1.67%(c)
  Ratio of expenses to average net assets(+)................           2.47%(c)
  Portfolio turnover(++)....................................            108%

---------------

 *  Average shares method used in calculation.
 (+) During the period, certain fees were reduced. The ratio shown does not include these fee reductions.
(++) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a) Represents the period from June 17, 2004 (date of commencement of operations) to December 31, 2004.
(b) Not annualized.
(c) Annualized.

                       See Notes to Financial Statements

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES -- The Levco Equity Value Fund (the "Fund"), is a no-load series of the LEVCO Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Delaware business trust on January 2, 1997. Class A Shares of the Fund commenced operations on August 4, 1997. Class I Shares of the Fund commenced operations on June 17, 2004. Each class of shares has the same rights and privileges. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with United States generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnification. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

A. SECURITY VALUATION -- Securities traded on a national exchange are valued at the last sales price. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by procedures approved by the Board of Trustees. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account.

B. SECURITIES TRANSACTIONS AND RELATED INCOME -- Changes in holdings of the portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

C. OTHER -- Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as sub-transfer agent fees.

D. DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders, if any, are recorded on the ex-dividend date and are declared and paid annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with United States generally accepted accounting principles. To the extent these differences are permanent, reclassifications are made to the ap-

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2004

propriate equity account in the period the difference arises.

The tax character of distributions paid during 2004 and 2003 was as follows:

                              2004       2003
                            --------   --------
From ordinary income......  $518,281   $230,917

Differences between book and tax basis distributions are due to reclassifying short-term capital gain distributions to ordinary income distributions for tax purposes.

As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income.....   $   19,969
Undistributed long-term capital
  gains...........................      322,516
Unrealized appreciation...........    2,767,380
                                     ----------
     Total accumulated earnings...   $3,109,865
                                     ==========

Differences between book and tax basis components of accumulated earnings are primarily due to the deferral of losses on wash sales.

During the year ended December 31, 2004, the Fund utilized $4,084,967 of capital loss carryovers to offset current realized gains.

E. FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

NOTE 2 -- AGREEMENTS AND AFFILIATES -- John A. Levin & Co., (the "Adviser") earns fees for investment management and advisory services provided to the Fund. Prior to April 6, 2004, this fee was based on an annual rate of 0.85% of the Fund's average daily net assets. Effective April 6, 2004, this fee is based on an annual rate of 0.75% of the Fund's average daily net assets up to $15 million and 0.50% of the Fund's average daily net assets over $15 million. The Adviser has agreed to voluntarily limit expenses of the Fund to 1.10% of average daily net assets, except interest, taxes, brokerage commissions and extraordinary expenses for the year ended December 31, 2004. The Adviser reserves the right to discontinue the voluntary reimbursement at any time. Certain officers and trustees of the Trust are officers of the Adviser. The Adviser also provides an employee to serve the Fund as Chief Compliance Officer. The Adviser absorbs all compensation and out-of-pocket expenses relating to such employee's activities as Chief Compliance Officer.

Van Eck Associates Corp. ("Van Eck") performed certain accounting and administrative services for the Trust until February 29, 2004. In accordance with an accounting and administration agreement, Van Eck earned a fee of $12,500 per year. The Fund also reimbursed Van Eck for all fund accounting charges. After February 29, 2004, BISYS Fund Services Ohio, Inc. ("BISYS Ohio") serves the Trust as Fund Accountant, Transfer Agent and Administrator. Pursuant to the Agreement between BISYS Ohio and the Trust, BISYS Ohio receives a fee for its services based on a percentage of the average daily net assets of the Fund, subject to a minimum per annum, plus out of pocket charges. BISYS Ohio is a subsidiary of The BISYS Group, Inc.

The Vanguard Group, Inc. ("Vanguard") serves as sub-transfer agent of the Fund. Vanguard receives orders for the purchases and redemptions by certain Qualified Plans of Class I shares. For providing these services, Vanguard receives a quarterly fee calculated at the annual rate of 0.25% of the Fund's average daily net assets attributable to Qualified Plans serviced by Vanguard.

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 2004

NOTE 3 -- INVESTMENTS -- Purchases and sales of securities other than U.S. Government securities and short-term obligations aggregated $33,986,281 and $37,705,850, respectively, for the year ended December 31, 2004. For federal income tax purposes, the identified cost of investments owned at December 31, 2004 was $30,145,950. As of December 31, 2004, net unrealized appreciation for federal income tax purposes aggregated $2,767,380 of which $3,184,648 related to appreciated securities and $417,268 related to depreciated securities.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the Levco Equity Value Fund of the LEVCO Series Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of the Levco Equity Value Fund (the "Fund") of the LEVCO Series Trust as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Levco Equity Value Fund of the LEVCO Series Trust at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                          /s/ Ernst & Young LLP

Columbus, Ohio
February 2, 2005

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------
SUPPLEMENTAL INFORMATION (UNAUDITED)

                         LEVCO SERIES TRUST MANAGEMENT

The Trustees and Officers of the Fund, their age, their address, the position they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following.

                                    TRUSTEES

                                             TERM OF            PRINCIPAL             NUMBER OF
                                           OFFICE AND         OCCUPATION(S)       PORTFOLIOS IN FUND            OTHER
                           POSITION WITH    LENGTH OF          DURING THE          COMPLEX OVERSEEN         DIRECTORSHIPS
NAME, AGE AND ADDRESS        THE TRUST     TIME SERVED       PAST FIVE YEARS          BY TRUSTEE           HELD BY TRUSTEE
---------------------      -------------   -----------   -----------------------  ------------------   -----------------------
Edward T. Tokar, 57          Trustee         2001 to     Senior Managing                   1           DB Hedge Strategies
333 Main Street                              present     Director of                                   Fund, LLC; The Topiary
Madison, NJ 07940                                        Investments, Beacon                           Benefit Plan Investor
                                                         Trust Company                                 Fund, LLC; The Gabelli
                                                         (5/1/04 -- present);                          Dividend & Income Trust
                                                         Retired Chief Executive
                                                         Officer, Allied Capital
                                                         Management LLC and Vice
                                                         President --
                                                         Investments, Honeywell
                                                         International, Inc.
                                                         (prior).
Thomas C. Barry, 61          Trustee         1997 to     Founder and Principal             1           African Banking
Zephyr Management, L.P.                      present     of Zephyr Management,                         Corporation
320 Park Avenue                                          L.P., sponsor of
New York, NY 10022                                       specialized investment
                                                         partnerships. Founder,
                                                         South Africa Capital
                                                         Growth Fund; Founder,
                                                         ZN Mexico Trust,
                                                         private equity funds.
Charles L. Booth, Jr., 71    Trustee         1997 to     Presently retired.                1           The Bramwell Funds,
215 E. 68th Street #28E                      present                                                   Inc. (2 fund
New York, NY 10021                                                                                     portfolios)

James B. Rogers, Jr., 70     Trustee         1997 to     Author, Media                     1           The Zweig Fund, Inc.;
352 Riverside Drive                          present     Commentator and private                       The Zweig Total Return
New York, NY 10025                                       investor.                                     Fund, Inc.

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------
SUPPLEMENTAL INFORMATION (UNAUDITED) (CONTINUED)

                                             TERM OF            PRINCIPAL             NUMBER OF
                                           OFFICE AND         OCCUPATION(S)       PORTFOLIOS IN FUND            OTHER
                           POSITION WITH    LENGTH OF          DURING THE          COMPLEX OVERSEEN         DIRECTORSHIPS
NAME, AGE AND ADDRESS        THE TRUST     TIME SERVED       PAST FIVE YEARS          BY TRUSTEE           HELD BY TRUSTEE
---------------------      -------------   -----------   -----------------------  ------------------   -----------------------
Edward J. Rosenthal, 71      Trustee         1997 to     Co-founder and Vice               1           Astro Communications
707 Westchester Avenue                       present     Chairman Emeritus of
White Plains, NY 10604                                   Cramer Rosenthal
                                                         McGlynn LLC, an
                                                         investment advisory
                                                         firm (2005 -- present);
                                                         Co-Founder and Vice
                                                         Chairman of Cramer
                                                         Rosenthal McGlynn
                                                         (prior).
John A. Levin,(+) 66         Trustee         1997 to     Chairman, Chief                   1           None
One Rockefeller Plaza                        present     Executive Officer,
25th Floor                                               President and Director
New York, NY 10020                                       of the Investment
                                                         Adviser, BKF Capital
                                                         Group, Inc. ("BKF") and
                                                         the Distributor.

---------------

(+) Denotes "interested persons" as defined by the 1940 Act.

John A. Levin is a Trustee who is an "interested person" of the Trust (as defined by the 1940 Act) by virtue of his affiliations with the Investment Adviser or the Distributor.

                                    OFFICERS

                                                TERM OF
                                              OFFICE AND                      PRINCIPAL OCCUPATION(S)
                           POSITION(S) WITH    LENGTH OF                             DURING THE
NAME, AGE AND ADDRESS         THE TRUST       TIME SERVED                         PAST FIVE YEARS
---------------------      ----------------   -----------   ------------------------------------------------------------
John A. Levin, 66              Co- Chairman     1997 to     Chairman, Chief Executive Officer, President and Director of
One Rockefeller Plaza          and              present     the Investment Adviser, BKF Capital Group, Inc. ("BKF") and
25th Floor                     President                    the Distributor.
New York, NY 10020

Glenn A. Aigen, 42             Chief            1997 to     Senior Vice President and Chief Financial Officer of the
One Rockefeller Plaza          Financial        present     Investment Adviser.
25th Floor                     Officer and
New York, NY 10020             Treasurer

Norris Nissim, 38              Secretary        1997 to     Vice President and General Counsel of the Investment Adviser
One Rockefeller Plaza                           present     and Distributor.
25th Floor
New York, NY 10020

---------------

BOARD OF COMMITTEES. There are two standing committees of the Board of Trustees, which are the Audit Committee and the Nominating Committee. The members of the Audit Committee are Thomas C. Barry, Charles L. Booth Jr., James
B. Rogers, Edward J. Rosenthal and Edward T. Tokar, each of whom is an Independent Trustee. The Audit Committee is responsible for advising the full Board with respect to accounting,

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------
SUPPLEMENTAL INFORMATION (UNAUDITED) (CONTINUED)

auditing and financial matters affecting the Trust. During the fiscal year ended December 31, 2004, the Audit Committee held two meetings.

The members of the Nominating Committee are Thomas C. Barry, Charles L. Booth Jr., and Edward J. Rosenthal, each of whom is an Independent Trustee. The Nominating Committee is responsible for nominating persons to serve in the capacity of Independent Trustee. During the fiscal year ended December 31, 2004, the Nominating Committee did not hold any meetings. The Nominating Committee does not accept shareholder recommendations.

                           ADDITIONAL TAX INFORMATION

For the year ended December 31, 2004, the Fund paid qualified dividend income in the amount of $396,747.

The portion of ordinary income dividends attributed to the year ended December 31, 2004 that qualifies for the dividends received deduction for corporate shareholders in accordance with the Internal Revenue code is 100%.

                                EXPENSE EXAMPLES

As a shareholder of the Levco Equity Value Fund, you incur two types of costs:
(1) transaction costs, including insurance contract charges; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Levco Equity Value Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                           BEGINNING        ENDING          EXPENSE PAID        EXPENSE RATIO
                                                         ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD*       DURING PERIOD
                                                            7/1/04         12/31/04      7/1/04 - 12/31/04    7/1/04 - 12/31/04
                                                         -------------   -------------   ------------------   -----------------
Levco Equity Value Fund...............  Class A Shares     $1,000.00       $1,098.10           $5.80                1.10%
                                        Class I Shares      1,000.00        1,097.10            5.80                1.10%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Levco Equity Value Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

                            LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------
SUPPLEMENTAL INFORMATION (UNAUDITED) (CONTINUED)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                           BEGINNING        ENDING          EXPENSE PAID        EXPENSE RATIO
                                                         ACCOUNT VALUE   ACCOUNT VALUE     DURING PERIOD*       DURING PERIOD
                                                            7/1/04         12/31/04      7/1/04 - 12/31/04    7/1/04 - 12/31/04
                                                         -------------   -------------   ------------------   -----------------
Levco Equity Value Fund...............  Class A Shares     $1,000.00       $1,019.61           $5.58                1.10%
                                        Class I Shares      1,000.00        1,019.61            5.58                1.10%

---------------

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

Investment Adviser:         John A. Levin & Co., Inc.

       Distributor:         LEVCO Securities, Inc.
                            One Rockefeller Plaza, New York, NY 10020

     Administrator:         BISYS Fund Services Ohio, Inc.
                            3435 Stelzer Road, Columbus, OH 43219

This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing. Additional information about the Fund's Board of Trustees/Officers is provided in the "Statement of Additional Information" that is available by calling 1-800-910-3863.

A description of the Fund's policies and procedures regarding proxy voting relating to portfolio securities and information regarding how the Fund voted relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-910-3863 or on the Securities and Exchange Commission's website at http://www.sec.gov.

Schedules of Portfolio Investments for periods ending March 31 (available beginning May 30, 2005) and September 30 are available, without charge, on the Securities and Exchange Commission's website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.

      (a) THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. THIS CODE OF ETHICS IS INCLUDED AS EXHIBIT 11 (a)(1).

      (c)(d) DURING THE PERIOD COVERED BY THE REPORT, WITH RESPECT TO THE REGISTRANT'S CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS; THERE HAVE BEEN NO AMENDMENTS TO, NOR ANY WAIVERS GRANTED FROM, A PROVISION THAT RELATES TO ANY ELEMENT OF THE CODE OF ETHICS DEFINITION ENUMERATED IN PARAGRAPH (b) OF THIS ITEM 2.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The Registrant does not have an audit committee financial expert at this time because none of the members of the registrant's board of trustees meets the technical definition of such an expert in Form N-CSR. The board of trustees believes that each member of the audit committee has the requisite experience and qualifications to serve on the audit committee, and that the audit committee is in compliance with Rule 32a-4 of the Investment Company Act of 1940, as amended.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a)

                     AUDIT FEES

                     2003 - $16,000
                     2004 - $18,000

      (b)

                     AUDIT-RELATED FEES

                     2003 - $0
                     2004 - $0

      (c)

                     TAX FEES

                     2003 - $2,500
                     2004 - $2,500

      (d)

                     ALL OTHER FEES

                     2003 - $0
                     2004 - $0

      (e)

                  (1)

                          The Registrant's Audit Committee pre-approved the provision of audit and non-audit services by Ernst & Young LLP for the fiscal years ended December 31, 2003 and December 31, 2004. The Registrant has not delegated the pre-approval of audit and non-audit services to a member of the audit committee. Rather, any action of the audit committee with respect to the pre-approval process requires the vote of a majority of the audit committee members present, whether in person or otherwise, at the meeting at which such action is considered. One member of the audit committee shall constitute a quorum for the purpose of taking any action.

                  (2)

                          2003 - NONE
                          2004 - NONE

      (f)

                     NOT APPLICABLE.

      (g)

                     AGGREGATE NON-AUDIT FEES

                     2003 - $2,500
                     2004 - $2,500

      (h)

            THE AUDIT COMMITTEE HAS CONSIDERED THAT THE PROVISION OF NON-AUDIT SERVICES THAT WERE RENDERED TO THE REGISTRANT'S INVESTMENT ADVISER (NOT INCLUDING ANY SUBADVISER WHOSE ROLE IS PRIMARILY PORTFOLIO MANAGEMENT AND IS SUBCONTRACTED WITH OR OVERSEEN BY ANOTHER INVESTMENT ADVISER), AND ANY ENTITY CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH THE INVESTMENT ADVISER THAT PROVIDES ONGOING SERVICES TO THE REGISTRANT THAT WERE NOT PRE-APPROVED PURSUANT TO PARAGRAPH (c)(7)(ii) OF RULE 2-01 OF REGULATION S-X IS COMPATIBLE WITH MAINTAINING THE PRINCIPAL ACCOUNTANT'S INDEPENDENCE.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

NOT APPLICABLE.

ITEM 6. SCHEDULE OF INVESTMENTS.

INCLUDED IN REPORT IN ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

NOT APPLICABLE.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

NOT APPLICABLE.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

NOT APPLICABLE.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

NONE.

ITEM 11. CONTROLS AND PROCEDURES.

(a) THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER CONCLUDED THAT THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES (AS DEFINED IN RULE 30A-3(C) UNDER THE INVESTMENT COMPANY ACT OF 1940) WERE EFFECTIVE WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, BASED ON THEIR EVALUATION OF THE EFFECTIVENESS OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS OF THE EVALUATION DATE.

(b) THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 12. EXHIBITS.

(a)(1) THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2 IS ATTACHED HERETO.

(a)(2) CERTIFICATIONS PURSUANT TO RULE 30a-2(a) ARE ATTACHED HERETO.

(a)(3) NOT APPLICABLE.

(b) CERTIFICATIONS PURSUANT TO RULE 30a-2(b) ARE FURNISHED HEREWITH.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) LEVCO SERIES TRUST
             ------------------------------------------------

By (Signature and Title)   /s/ Glenn A. Aigen
                          -----------------------------------
                          Glenn A. Aigen,
                          Chief Financial Officer and Treasurer

Date March 8, 2005
     -------------

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ John A. Levin
                         ------------------------------------
                         John A. Levin,
                         Chairman and President

Date March 8, 2005
     -------------

By (Signature and Title)  /s/ Glenn A. Aigen
                         ------------------------------------
                         Glenn A. Aigen,
                         Chief Financial Officer and Treasurer

Date March 8, 2005
     -------------